                                                                     Exhibit 24



                         POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Prudential Securities Incorporated, a Delaware corporation, hereby constitutes and appoints, Kenneth Swankie, Richard R. Hoffmann, W. David Hatton and Charles Moore and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal to and file one or more Registration Statements on Form S-6 under the Securities Act of 1933, including any amendment or amendments thereto (including post-effective amendments thereto), with all exhibits and any and all other documents required to be filed with respect to any series of any unit investment trusts of which the corporation is a sponsor or a co-sponsor with any regulatory authority, federal or state, relating to the registration or issuance of units or fractional undivided interest in one or more of said unit investment trusts without limitation, granting unto attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully for all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned director of Prudential Securities Incorporated, has hereunto set his hand this 13th of January, 1997.



                                                    Robert C. Golden
                                                    -----------------------
                                                    Robert C. Golden

                        POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Prudential Securities Incorporated, a Delaware corporation, hereby constitutes and appoints, Kenneth Swankie, Richard R. Hoffmann, W. David Hatton and Charles Moore and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal to and file one or more Registration Statements on Form S-6 under the Securities Act of 1933, including any amendment or amendments thereto (including post-effective amendments thereto), with all exhibits and any and all other documents required to be filed with respect to any series of any unit investment trusts of which the corporation is a sponsor or a co-sponsor with any regulatory authority, federal or state, relating to the registration or issuance of units or fractional undivided interest in one or more of said unit investment trusts without limitation, granting unto attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully for all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned director of Prudential Securities Incorporated, has hereunto set his hand this 13th of January, 1997.



                                          A. Laurence Norton, Jr.
                                          -----------------------------
                                          A. Laurence Norton, Jr.

                         POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Prudential Securities Incorporated, a Delaware corporation, hereby constitutes and appoints, Kenneth Swankie, Richard R. Hoffmann, W. David Hatton and Charles Moore and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal to and file one or more Registration Statements on Form S-6 under the Securities Act of 1933, including any amendment or amendments thereto (including post-effective amendments thereto), with all exhibits and any and all other documents required to be filed with respect to any series of any unit investment trusts of which the corporation is a sponsor or a co-sponsor with any regulatory authority, federal or state, relating to the registration or issuance of units or fractional undivided interest in one or more of said unit investment trusts without limitation, granting unto attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully for all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned director of Prudential Securities Incorporated, has hereunto set his hand this 13th of January, 1997.



                                        Martin Pfinsgraff
                                        ------------------------
                                        Martin Pfinsgraff

                       POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Prudential Securities Incorporated, a Delaware corporation, hereby constitutes and appoints, Kenneth Swankie, Richard R. Hoffmann, W. David Hatton and Charles Moore and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal to and file one or more Registration Statements on Form S-6 under the Securities Act of 1933, including any amendment or amendments thereto (including post-effective amendments thereto), with all exhibits and any and all other documents required to be filed with respect to any series of any unit investment trusts of which the corporation is a sponsor or a co-sponsor with any regulatory authority, federal or state, relating to the registration or issuance of units or fractional undivided interest in one or more of said unit investment trusts without limitation, granting unto attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully for all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned director of Prudential Securities Incorporated, has hereunto set his hand this 13th of January, 1997.



                                         Vincent T. Pica II
                                         --------------------------
                                         Vincent T. Pica II